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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 6, 1995



                            THE TOPPS COMPANY, INC.
            (Exact name of registrant as specified in its charter)





   Delaware                          0-15817                  11-2849283
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)          Identification No.)
incorporation)




One Whitehall Street, New York, New York                 10004
(Address of principal executive offices);              (Zip Code)




Registrant's telephone number, including area code: 212-376-0300



                                 Not Applicable
         (Former name or former address, if changed from last report)


      Page 1 of a total of_____ pages.  Exhibit index appears on page _.













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Item 2.  Acquisition or Disposition of Assets

        On July 6, 1995, The Topps Company, Inc. (the "Company") completed the acquisition of Merlin Publishing International plc ("Merlin"), a company incorporated in England, pursuant to an agreement for the acquisition of the issued share capital of Merlin (the "Share Purchase Agreement"), a copy of which is incorporated herein by reference as Exhibit 1. Pursuant to the terms of the Share Purchase Agreement, the Company purchased the Shares from the shareholders of Merlin for an aggregate consideration of U.S.$46,244,700.

        The Company financed the acquisition using a term loan with a five year amortization schedule provided by NationsBank N.A. (Carolinas) ("NationsBank") as Agent and as Lender, Chemical Bank ("Chemical") a Documentation Agent and as Lender and a syndication of additional lenders (the "Financing"). A copy of the executed Credit Agreement, dated as of June 30, 1995 among the Company, NationsBank, Chemical and the additional lenders, is attached hereto as Exhibit 2 and is incorporated herein by reference.

        The foregoing summary of the Share Purchase Agreement is qualified in its entirety by reference to such agreement, a copy of which has been incorporated by reference as an Exhibit hereto.

        On July 6, 1995, the Company issued a press release relating to the closing of the Acquisition, a copy of which is attached hereto as Exhibit 6 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

        (a) Financial statements of businesses acquired: Attached hereto as
            Exhibit 7 are audited financial statements of Merlin Publishing International plc ("Merlin"), the entire issued share capital of which was purchased by the Registrant on July 6, 1995, for the fiscal year ended January 31, 1995 as well as the Report of Merlin's Independent Public Accountants (which is attached hereto as Exhibit 8). Such financial statements are presented in accordance with accounting principles generally accepted in the United Kingdom (U.K. GAAP). There are no differences between U.K. GAAP and accounting principles generally accepted in the United States which would have a material impact on net income or shareholders' equity.

        (b) Pro forma financial information: Attached hereto as Exhibit 10 are the unaudited pro forma financial statements of The Topps Company, Inc. (the "Company") which give effect to the acquisition of the entire issued share capital of Merlin Publishing International plc ("Merlin") by the Company pursuant to an Agreement for the purchase of the issued share capital of Merlin dated May 17, 1995. The pro forma consolidated condensed balance
















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sheet assumes that the acquisition occurred on February 25, 1995.  The pro forma consolidated condensed statements of operations assume that the acquisition occurred as of the beginning of the fiscal year then ended. The pro forma consolidated condensed financial statements are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the notes to such pro forma statements and historical statements and notes of Merlin and the Company and its subsidiaries.

        (c) Exhibits:

        Exhibit 1 Agreement for the acquisition of the issued share capital of Merlin Publishing International plc, dated as of May 17, 1995, between The Topps Company, Inc. and the persons listed on the first schedule thereto (incorporated herein by reference to Exhibit 10.24 of Registrant's Annual Report on Form 10-K filed on May 22, 1995).

        Exhibit 2 Credit Agreement, dated as of June 30, 1995, among The Topps Company, Inc., NationsBank, N.A. (Carolinas), Chemical and the additional lenders party thereto.

        Exhibit 3 Stock Pledge Agreement, dated as of June 30, 1995, between The Topps Company, Inc. and NationsBank, N.A. (Carolinas)

        Exhibit 4 Form of Subsidiary Guaranty Agreement, among guarantors party thereto and NationsBank, N.A.
                   (Carolinas)

        Exhibit 5 Cash Collateral Agreement, dated June 30, 1995, between The Topps Company, Inc. and NationsBank, N.A. (Carolinas)

        Exhibit 6 Text of Press Release issued by The Topps Company, Inc., dated July 6, 1995.

        Exhibit 7 Audited financial statements of Merlin Publishing International plc for the fiscal year ended
                   January 31, 1995

        Exhibit 8  Report of Independent Public Accountants dated
                   March 23, 1995

        Exhibit 9  Consent of Independent Public Accountants dated
                   July 7, 1995

        Exhibit 10 Unaudited pro forma financial statements of The
                   Topps Company, Inc. and accompanying notes





























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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         THE TOPPS COMPANY, INC.



                         By:  /s/ John Perillo
                         Name:  John Perillo
                         Title:  Vice President - Operations


July 10, 1995

















































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                                 EXHIBIT INDEX

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


                                                                                                           Page No.
                                                                                                        In Sequentially
        Exhibit No.                                   Description                                      Numbered Schedule

             1              Agreement for the acquisition of the issued share capital of
                            Merlin Publishing International plc, dated as of May 17, 1995, between The Topps Company, Inc. and the persons listed on the first schedule thereto (incorporated herein by reference to
                            Exhibit 10.24 of Registrant's Annual Report on Form 10-K filed on May 22, 1995).

             2              Credit Agreement, dated as of June 30, 1995, among The Topps
                            Company, Inc., NationsBank, N.A. (Carolinas), Chemical and the
                            additional lenders party thereto.

             3 Stock Pledge Agreement, dated as of June 30, 1995, between The Topps Company, Inc. and NationsBank, N.A. (Carolinas)

             4 Form of Subsidiary Guaranty Agreement, among guarantors party thereto and NationsBank, N.A. (Carolinas)

             5 Cash Collateral Agreement, dated June 30, 1995, between The Topps Company, Inc. and NationsBank, N.A. (Carolinas)

             6              Text of Press Release issued by The Topps Company, Inc., dated
                            July 6, 1995.

             7              Audited financial statements of Merlin Publishing
                            International plc for the fiscal year ended January 31, 1995.

             8              Report of Independent Public Accountants dated March 23, 1995.

             9              Consent of Independent Public Accountants dated July 7, 1995

             10             Unaudited pro forma financial statements of The Topps Company,
                            Inc. and accompanying notes


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